Mosaic Government Money Market

Annual Report

September 30, 2002

Letter to Shareholders

The twelve-month period ended September 30, 2002 saw the seven day yield of Government Money Market fall from 2.27% at the beginning of the period to 0.81% at the end of the period as interest rates hit multi-decade lows. The Federal Reserve held rates at their historic lows as the economy showed mixed results, while stocks languished. Investors continued to favor the security of government bonds, and while the yield on short-term notes was slender, their positive return was attractive when compared with the double-digit losses in stock indices. Longer-term bonds, on the other hand, appeared to contain significant risks, with valuations subject to loss in the event of rising interest rates.

Economic Overview

The one-year period began with weak bond returns, as money flowed out of bonds and back into a temporarily resurgent stock market. The staggering economy also began to show signs of life just as the experts made the recession "official." Aggressive Fed easing throughout 2001 resulted in 11 reductions in the Fed Funds rate totaling 4.75%. At 1.75%, short-term interest rates hit, and remain, at multi-decade lows. The combination of lower interest rates, lower energy prices and stimulative fiscal policy suggested an economic recovery for 2002.

The first quarter of 2002 saw only modest gains for bonds, as investors looked towards an economic recovery following the Fed interest rate reductions. However, as the year unfolded the prospects of economic recovery were dampened, and the stock market, beginning in July, suffered a series of broad and deep losses.

By the second quarter of 2002, investors were once again seeking safety, and Treasury bonds benefited. As the stock market continued to sink in the third quarter of 2002, Treasuries continued their impressive rise, as interest rates hit long-term lows. Over the one-year period of this report, stock investors suffered major losses (the S&P 500 fell more than 20%), creating an environment where conservative investments such as Mosaic Government Money Market were outpacing more aggressive strategies.

Outlook

Despite the gloom in the stock market, the U.S. economy was actually fairly resilient over the one-year period ending September 30, 2002, although the economic headwinds have been strong. These headwinds include significant stock market losses, fear of additional terror attacks, lapses in corporate governance and the possibility of military action in the Middle East. Given the reduction in wealth in the stock market over the last couple of years, it is likely that the economic recovery will be gradual and modest. On the positive side, we see soaring mortgage refinancing, continued productivity gains, solid money supply growth, depleted inventories, and interest rates at forty-year lows. Yet softening consumer and investor confidence and continued reluctance on the part of businesses to spend have been negating the impact of the many positive economic underpinnings.

We expect economic activity to continue to be uneven into the next fiscal year, but don’t expect a "double-dip" recession. A number of indicators are also signaling a potential bond market reversal. For instance, the real Fed Funds Rate (Fed Funds - CPI) is negative for the third time in the last 20 years, and each time has been followed by a period of higher long-term rates. As a result, we suspect that the multi-year bond bull market may be in its final stages. If the market does turn, holders of short-term government bonds, such as the ones in Government Money Market, will see an increase in yields, as we move out of the extremely low rate environment that has reigned over the past year.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

Independent Auditors’ Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of net assets of Mosaic Government Money Market (the "Fund") as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Government Money Market as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP

(signature)

Chicago, Illinois
November 8, 2002

Statement of Net Assets

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agency Obligations: 99.0% of net assets
Federal Farm Credit Bank, 1.69%, 10/1/02	$1,750,000	$1,750,000
Federal Farm Credit Bank, 1.62%, 10/9/02	2,000,000	1,999,292
Federal Farm Credit Bank, 1.64%, 11/5/02	1,775,000	1,772,200
Federal Home Loan Bank, 1.7%, 10/10/02	1,250,000	1,249,506
Freddie Mac, 1.65%, 10/01/02	1,000,000	1,000,000
Freddie Mac, 1.65%, 10/04/02	1,233,000	1,232,838
Freddie Mac, 1.675%, 10/22/02	2,500,000	2,497,567
Freddie Mac, 1.69%, 10/29/02	2,000,000	1,997,351
Freddie Mac, 1.68%, 11/25/02	2,000,000	1,994,867
Freddie Mac, 1.70%, 12/12/02	3,000,000	2,989,791
Fannie Mae, 1.69%, 10/15/02	2,000,000	1,998,660
Fannie Mae, 1.725%, 10/16/02	2,500,000	2,498,275
Fannie Mae, 1.61%, 10/23/02	2,500,000	2,497,551
Fannie Mae, 1.62%, 10/30/02	1,750,000	1,747,723
Fannie Mae, 1.63%, 11/06/02	2,250,000	2,246,372
Fannie Mae, 1.63%, 11/13/02	2,000,000	1,996,136
Fannie Mae, 1.65%, 11/20/02	2,500,000	2,494,304
Fannie Mae, 1.69%, 12/04/02	$2,000,000	$1,993,983
Fannie Mae, 1.68%, 12/18/02	2,000,000	1,992,693
mTOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $37,949,109)		$37,949,109
REPURCHASE AGREEMENT: 0.9% of net assets With Morgan Stanley Dean Witter and Company issued 9/30/02 at 1.6%, due 10/01/02, collateralized by $345,889 in United States Treasury Notes due 12/19/02. Proceeds at maturity are $339,015 (cost $339,000)		339,000
mTOTAL INVESTMENTS (cost $38,288,109)+		$38,288,109
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		22,963
NET ASSETS: 100%		$38,311,072
CAPITAL SHARES OUTSTANDING		38,311,154
NET ASSET VALUE PER SHARE		$1.00

Notes to Statement of Net Assets:
+ Aggregate cost for federal income tax purposes as of September 30, 2002

Statement of Operations

For the year ended September 30, 2002

INVESTMENT INCOME(Note 1)
mInterest income	$774,704
EXPENSES (Notes 3 and 4)
mInvestment advisory fees	203,811
mOther expenses	154,897
Total expenses	358,708
NET INVESTMENT INCOME	$415,996
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$415,996

Statements of Changes in Net Assets

	Year Ended September 30,
	2002	2001
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income	$ 415,996	$01,728,392
DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	(415,996)	(1,728,392)
CAPITAL SHARE TRANSACTIONS (Note 5)	(4,101,474)	362,190
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,101,474)	362,190
NET ASSETS
Beginning of year	$42,412,546	$42,050,356
End of year	$38,311,072	$42,412,546

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	Year Ended September 30,
	2002	2001	2000	1999	1998
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
mNet investment income	0.01	0.04	0.05	0.04	0.05
mLess distributions from net investment income	(0.01)	(0.04)	(0.05)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	1.02	4.30	5.24	4.19	4.76
Ratios and supplemental data
Net assets, end of period (thousands)	$38,311	$42,413	$42,050	$43,345	$46,512
mRatio of expenses to average net assets (%)	0.88	0.88	0.88	0.88	0.88
mRatio of expenses to average net assets after fee waiver (%)	.--	.--	.--	.--	0.87
mRatio of net investment income to average net assets (%)	1.02	4.21	5.13	4.11	4.65
mRatio of net investment income to average net assets after fee waiver (%)	.--	.--	.--	.--	4.66

Notes to Financial Statements

For the year ended September 30, 2002

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2002 and 2001 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2002.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.38%) of average net assets. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Year Ended September 30,
	2002	2001
Shares sold	$15,456,441	$19,999,965
Shares issued in reinvestment of dividends	401,013	1,670,686
Total shares issued	15,857,454	21,670,651
Shares redeemed	(19,958,928)	(21,308,461)
Net increase (decrease)	$(4,101,474)	$ 362,190

Management Information

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 13 Mosaic Funds	None
Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	All 13 Mosaic Funds, but does not serve as Trustee of Mosaic Equity Trust	None
Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 13 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-2910